Exhibit 10.8

Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Product Sales Contract

Contract No.:201005026
Date of Signing: 5/21/2010
Seller: Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Buyer: Shenyang Yangyang Baijia Business &Trading Co., Ltd.

Based on mutual consultations, the Parties have agreed on the following:

1. Order List
Item	Type	Quantity	Unit Price	Amount
Skateboard shoes	A15056	2028	82	166,296.00
Skateboard shoes	A8608	1068	82	87,576.00
Skateboard shoes	A8610	4920	82	403,440.00
Skateboard shoes	A8613	2676	82	219,432.00
Skateboard shoes	A8615	2988	82	245,016.00
Skateboard shoes	A8622	4620	82	378,840.00
Skateboard shoes	A9367	396	82	32,472.00
Skateboard shoes	T88507	1320	80	105,600.00
Skateboard shoes	Z9367	1920	80	153,600.00
Hiking shoes	A9962	396	100	39,600.00
Hiking shoes	A9969	2676	85	227,460.00
Hiking shoes	A9972	2148	82	176,136.00
Retro-Skateboard shoes	A81003	756	93	70,308.00
Retro-Skateboard shoes	A81018	6636	94	623,784.00
Retro-Skateboard shoes	A81020	792	100	79,200.00
Retro-Skateboard shoes	A81022	1884	100	188,400.00
Retro-Skateboard shoes	A81026	468	100	46,800.00
Retro-Skateboard shoes	A82011	1548	89	137,772.00
Retro-Skateboard shoes	A82017	1308	87	113,796.00
Retro-Skateboard shoes	A86072	492	82	40,344.00
Retro-Skateboard shoes	A86076	10068	82	825,576.00
Retro-Skateboard shoes	A86106	660	82	54,120.00
Retro-Skateboard shoes	Z81003	2376	88	209,088.00
Retro-Skateboard shoes	Z81007	636	90	57,240.00
Retro-Skateboard shoes	Z81018	5136	88	451,968.00
Retro-Skateboard shoes	Z81019	1500	95	142,500.00
Retro-Skateboard shoes	Z81022	2520	94	236,880.00
Retro-Skateboard shoes	Z81026	492	98	48,216.00
Retro-Skateboard shoes	Z82002	948	87	82,476.00
Retro-Skateboard shoes	Z86072	3228	80	258,240.00
Retro-Skateboard shoes	Z86076	840	80	67,200.00

Retro-Running shoes	A86051	2400	94	225,600.00
Retro-Running shoes	A86052	4764	85	404,940.00
Retro-Running shoes	A86139	1332	95	126,540.00
Retro-Running shoes	A86151	1632	98	159,936.00
Retro-Running shoes	A86156	3108	95	295,260.00
Retro-Running shoes	A86160	3108	94	292,152.00
Retro-Running shoes	A86166	1284	93	119,412.00
Retro-Running shoes	Z86051	6576	83	545,808.00
Retro-Running shoes	Z86052	4536	83	376,488.00
Retro-Running shoes	Z86139	3312	97	321,264.00
Retro-Running shoes	Z86156	1680	93	156,240.00
Retro-Running shoes	Z86166	1764	90	158,760.00
Retro-Tennis shoes	A85003	3312	90	298,080.00
Retro-Tennis shoes	A85022	3768	91	342,888.00
Retro-Tennis shoes	A87002	2508	82	205,656.00
Retro-Tennis shoes	A87011	2208	85	187,680.00
Retro-Tennis shoes	Z85003	1476	88	129,888.00
Retro-Tennis shoes	Z85022	2136	89	190,104.00
Retro-Tennis shoes	Z87011	3636	84	305,424.00
Retro-Casual shoes	A86036	732	104	76,128.00
Retro-Casual shoes	A86038	5088	85	432,480.00
Retro-Casual shoes	A86050	4788	90	430,920.00
Retro-Casual shoes	A86060	6120	96	587,520.00
Retro-Casual shoes	A86061	2784	86	239,424.00
Retro-Casual shoes	A86063	10128	82	830,496.00
Retro-Casual shoes	A86065	2832	95	269,040.00
Retro-Casual shoes	A86068	10824	93	1,006,632.00
Retro-Casual shoes	A86080	8088	104	841,152.00
Retro-Casual shoes	A86081	1560	104	162,240.00
Retro-Casual shoes	A86085	5424	92	499,008.00
Retro-Casual shoes	A86092	7200	89	640,800.00
Retro-Casual shoes	A86099	6456	89	574,584.00
Retro-Casual shoes	A86101	9840	78	767,520.00
Retro-Casual shoes	A86105	5460	90	491,400.00
Retro-Casual shoes	A86109	4248	68	288,864.00
Retro-Casual shoes	A86111	5568	82	456,576.00
Retro-Casual shoes	A86115	8088	82	663,216.00
Retro-Casual shoes	A86120	7692	78	599,976.00
Retro-Casual shoes	A86121	1176	112	131,712.00
Retro-Casual shoes	A86125	6096	82	499,872.00
Retro-Casual shoes	A86130	4608	86	396,288.00
Retro-Casual shoes	A86133	6132	71	435,372.00
Retro-Casual shoes	A86137	1308	95	124,260.00

Retro-Casual shoes	A86181	1248	82	102,336.00
Retro-Casual shoes	Z86023	3780	76	287,280.00
Retro-Casual shoes	Z86063	1080	94	101,520.00
Retro-Casual shoes	Z86078	3828	89	340,692.00
Retro-Casual shoes	Z86080	3660	102	373,320.00
Retro-Casual shoes	Z86105	3192	86	274,512.00
Retro-Casual shoes	Z86117	5604	86	481,944.00
Retro-Casual shoes	Z86120	5904	76	448,704.00
Retro-Casual shoes	Z86125	6672	80	533,760.00
Retro-Casual shoes	Z86133	6936	66	457,776.00
Retro-Casual shoes	Z86181	1236	91	112,476.00
Cotton shoes	A90002	264	109	28,776.00
Cotton shoes	A90003	192	127	24,384.00
Cotton shoes	A91302	684	115	78,660.00
Cotton shoes	Z90002	636	107	68,052.00
Cotton shoes	Z90003	216	124	26,784.00
Cotton shoes	Z96300	1896	98	185,808.00
Running shoes	A51318	768	100	76,800.00
Running shoes	A51326	672	100	67,200.00
Running shoes	A8953	984	83	81,672.00
Running shoes	S56313	612	85	52,020.00
Running shoes	T57323	3312	77	255,024.00
Running shoes	T8953	4368	81	353,808.00
Running shoes	Z56313	1932	82	158,424.00
Running shoes	Z9299	4548	82	372,936.00
Tennis shoes	A31310	2496	105	262,080.00
Tennis shoes	A9550	3336	89	296,904.00
Tennis shoes	S37330	552	74	40,848.00
Tennis shoes	T31315	612	102	62,424.00
Tennis shoes	T88307	3624	80	289,920.00
Tennis shoes	Z9550	4428	86	380,808.00
Casual shoes	A15013	3960	65	257,400.00
Casual shoes	A22320	1344	60	80,640.00
Casual shoes	A22332	840	60	50,400.00
Casual shoes	A25020	1452	65	94,380.00
Casual shoes	A9663	2772	69	191,268.00
Casual shoes	A9672	7692	65	499,980.00
Casual shoes	A9927	4980	76	378,480.00
Casual shoes	S27331	552	61	33,672.00
Casual shoes	T25326	4056	63	255,528.00
Casual shoes	Z23319	312	76	23,712.00
Casual shoes	Z9265	4428	80	354,240.00
In Total				31,154,328.00

Note: The buyer shall make the payment according to the products actually delivered.

2. Quality Requirement and Period for Objection: the quality requirement is subject to the sample provided by the Seller. If the Buyer has objection to the quality of the product, the Buyer shall notify the Seller within 7 days after receipt of the product. The Seller shall not bear any liability if the Buyer does not notify the objection within 7 days.

3. Time, Place and Method of Delivery: deliver the product in batches according to the Buyer’s notifications within one(1) year, to the Buyer’s warehouse.

4. Method and Cost of Transportation: the Seller arranges road transportation on behalf of the Buyer. The Buyer shall bear all transportation cost.

5. Method and Schedule of Payment: the Seller shall make the payment within 60 days after the Seller accepts each batch of product without any pre-condition.

6. Performance Place of the Contract: the Seller’s location

7. Breach of Contract: if the Buyer fails to make the payment on time, the Buyer shall bear the liability to the Seller according to relevant laws.

8. Dispute Settlement: in the event there is any dispute relating to this Agreement, the Parties may settle it by consultations. If fails, any of the Parties may file a law suit with the people’s court.

9. There are two counterparts of this Agreement. Each of the Parties holds one. This Agreement shall take effect upon execution.

10. Particular Provision: if the Buyer’s sales of product hereunder exceed RMB9 million within one (1) year, the Seller shall award the Buyer 3% of the Buyer’s total yearly sales, in cash or by writing-down the same amount from the accounting receivable at the end of the year.

Seller	Buyer
/s/ Shenyang Yangyang Baijia Business &Trading Co., Ltd Company Name: Shenyang Yangyang Baijia Business &Trading Co., Ltd	/s/ Beijing LiSheng Sports Goods Market Company Name: Beijing LiSheng Sports Goods Market
Adress:	Adress:
Legal Representative:	Legal Representative:
Agent:	Agent:
Tel:	Tel:
Bank Name:	Bank Name:
Bank Account:	Bank Account:
Post Code:	Post Code: